Symbol: GABC Investor Presentation January/February 2018

Presented By 2 Mark A. Schroeder, Chairman and CEO (812) 482-0701 mark.schroeder@germanamerican.com Bradley M. Rust, Executive VP and CFO (812) 482-0718 brad.rust@germanamerican.com

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS When used in this presentation and our oral statements, the words or phrases “believe,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation, and we do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur in the future. By their nature, these statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from those anticipated in the statements. Factors that could cause actual results and performance to vary materially from those expressed or implied by any forward-looking statement include those that are discussed in Item 1, “Business – Forward Looking Statements and Associated Risk,” and Item 1A, “Risk Factors,” in our Annual Report on Form 10-K for 2016 as updated and supplemented by our other SEC reports filed from time to time. 3

Southern Indiana Community-focused Financial Services Organization • $3.1 Billion Total Banking Assets • $1.3 Billion Investment & Trust Assets Under Management • Banking, Insurance, Investments & Trust • $58 Million Annual Insurance Premiums Who We Are • 53 Banking Offices • 600+ FTEs 4

Diversified Economic Base

Regional Education & Health Care
Life Sciences & Technology
Agriculture, Manufacturing & Logistics

MAJOR EMPLOYERS:

Education
- Indiana University
- University of Southern Indiana
- Vincennes University
- Greater Clark County School Corp
- Evansville Vanderburgh County School Corp
- Monroe County School Corporation
- New Albany – Floyd County School Corp

Health Care
- Indiana University Health
- Columbus Regional Hospital
- Clark Memorial Hospital
- Deaconess Hospital
- Baptist Health Floyd Hospital
- Good Samaritan Hospital
- King's Daughters' Hospital
- Memorial Hospital
- St Vincent's Medical Center

Manufacturing & Logistics
- Aisin U.S.A. MFG, Inc.
- ALCOA Warrick Operations
- Amazon Fulfillment Service
- American Commercial Lines/Jeffboat
- Berry Plastics
- Cummins, Inc. (Cummins Diesel)
- Grote Industries Inc
- Jasper Engines & Transmissions
- Kimball International, Inc.
- Koch Enterprises, Inc.
- MasterBrand Cabinets, Inc.
- NTN Driveshaft Inc
- OFS Brands (Office-Furniture Systems)
- Toyota Motor Mfg – Indiana

Life Sciences & Technology
- Baxter BioPharma Solutions
- Crane Naval Surface Weapons Center
- Cook Group, Inc.
- Mead Johnson Nutrition

Energy
- Duke Energy
- Vectren

German American
Banking | Insurance | Investments

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Small MSA Market Expansion Market Total Market Deposits GABC Deposit Market Share*** Market Share Position # of Branches Heritage Markets* $ 4,992,622 32% #1 31 Evansville/Newburgh $ 4,198,662 9% #3 7 Bloomington $ 2,399,939 8% #4 3 Columbus $ 1,204,599 2% #9 1 Louisville MSA (Indiana Portion)** $ 3,048,433 3% #11 5 Total Growth Markets $ 10,851,633 * Includes the Indiana counties of Daviess, Dubois, Gibson, Jefferson, Knox, Lawrence, Martin, Perry, Pike & Spencer ** Includes the Indiana counties of Clark & Floyd Capitalize upon Market Strength & Growth *** Source: FDIC 06/30/17 Statistics 7

*Heritage Markets 2017 2007** 2017 # of Offices (millions) Deposits Share Deposits Share Increase 1 German American $ 1,612 32.3% $ 1,129 26.0% 42.8% 31 2 Old National Bank $ 1,063 21.3% $ 1,354 31.2% - 21.5% 16 3 Fifth Third Bank $ 456 9.1% $ 452 10.4% 0.9% 9 Market Total $ 4,993 $ 4,340 15.0% * Heritage Markets include the Indiana counties of Daviess, Dubois, Gibson, Jefferson, Knox, Lawrence, Martin, Perry, Pike & Spencer ** 2007 Deposits adjusted to include branches subsequently acquired by surviving banks Source: FDIC 06/30/17 Statistics Capitalize upon Market Strength & Growth 8

Evansville/Newburgh Markets 2017 2007* 2017 # of Offices (millions) Deposits Share Deposits Share Increase 1 Old National Bank $ 1,690 40.3% $ 2,228 53.8% -24.1% 14 2 Fifth Third Bank $ 1,208 28.8% $ 1,184 28.6% 2.0% 12 3 German American $ 395 9.4% $ 271 6.5% 45.8% 7 Market Total $ 4,199 $ 4,140 1.4% * 2007 Deposits adjusted to include branches subsequently acquired by surviving banks Source: FDIC 06/30/17 Statistics Capitalize upon Market Strength & Growth 9

History of Superior Financial Performance 10 Eight Years of Consecutive Record Earnings Performance Double-Digit Return on Equity for Past 13 Consecutive Fiscal Years Highest Performing Indiana-Domiciled Exchange-Traded Financial Institution (Return on Equity) for 6 Out of the Past 8 Years Consistent Achievement of Superior Asset Quality Bank Director Magazine - Bank Performance Scorecard Top 10 National Ranking for Past 3 Years ($1 - $5 billion Publicly-traded Companies) # 10 Ranking in 2017 # 2 Ranking in 2016 # 4 Ranking in 2015 Bank Director Magazine - Top 10 Exchange Traded Banks for 10-Year Total Return # 7 Total Return of 400 (6/30/07 – 6/30/17)

Financial Trends 11

$2,164 $2,237 $2,374 $2,956 $3,144 1.25% 1.31% 1.33% 1.24% 1.35% $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 12/31/13 12/31/14 12/31/15 12/31/16 12/31/17 (Dollars in Millions) Total Assets Annualized Return on Assets 12

$1,382 $1,448 $1,564 $1,990 $2,142 81% 81% 82% 81% 81% $- $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 $2,500 12/31/13 12/31/14 12/31/15 12/31/16 12/31/17 (Dollars in Millions) Total Loans, Net of Unearned Income Commercial & Agricultural Loans as % of Total Loans 13

Construction & Development Loans, $ 119.7 million, 6% Agricultural Loans, $ 333.6 million, 16% Multi-Family Residential Properties, $ 123.0 million, 6% Commercial Real Estate Non-Owner Occupied, $ 527.7 million, 25% Commercial Real Estate Owner Occupied, $ 182.7 million, 8% Commercial & Industrial Loans, $ 477.9 million, 22% Consumer Loans, $ 45.1 million, 2% Home Equity Loans, $152.3 million, 7% Residential Mortgage Loans, $ 179.6 million, 8% Total Loans $2,141.6 million Loan Portfolio Composition As of December 31, 2017 14

0.44% 0.29% 0.15% 0.14% 0.38% 1.45% 1.04% 0.84% 0.76% 0.48% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 12/31/13 12/31/14 12/31/15 12/31/16 12/31/17 Non-Performing Assets to Total Assets GABC Peer Group 15 * Peer Group Information as of 09/30/17

0.10% -0.01% 0.03% 0.04% 0.04% 0.25% 0.15% 0.08% 0.10% 0.08%* -0.10% 0.15% 0.40% 0.65% 0.90% 12/31/13 12/31/14 12/31/15 12/31/16 12/31/17 Net Charge-offs to Average Loans GABC Peer Group 16 * Peer Group Information as of 09/30/17

$1,812 $1,780 $1,826 $2,350 $2,484 81% 81% 83% 84% 84% $- $500 $1,000 $1,500 $2,000 $2,500 $3,000 12/31/13 12/31/14 12/31/15 12/31/16 12/31/17 (Dollars in Millions) Total Deposits Non-Maturity Deposit Accounts as % of Total Deposits 17

Non-Interest Bearing Demand, $606.1 million, 24% Interest Bearing Demand, Savings & Money Market, $1,490.0 million, 60% Time Deposits, $387.9 million, 16% 18 Total Deposit Composition as of December 31, 2017 Cost of Funds 2012 0.60% 2013 0.37% 2014 0.30% 2015 0.28% 2016 0.32% 2017 0.40% Total Deposits $2,484.0 million

$200 $229 $252 $330 $365 13.40% 13.21% 12.47% 10.94% 11.59% $- $50 $100 $150 $200 $250 $300 $350 $400 12/31/13 12/31/14 12/31/15 12/31/16 12/31/17 (Dollars in Millions) Total Shareholders’ Equity Annualized Return on Equity 19

$70,319 $76,991 $79,072 $99,470 $105,057 3.67% 3.76% 3.70% 3.75% 3.76% $- $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 12/31/13 12/31/14 12/31/15 12/31/16 12/31/17 (Dollars in Thousands) Net Interest Income (Tax-Equivalent) Net Interest Margin 20

$23,615 $23,937 $27,444 $32,013 $31,854 25% 24% 26% 24% 23% $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 12/31/13 12/31/14 12/31/15 12/31/16 12/31/17 (Dollars in Thousands) Non-Interest Income Non-Interest Income as % of Total Revenue 21

22 $54,905 $57,713 $61,326 $76,587 $77,803 58.5% 57.2% 57.6% 58.3% 56.8% $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 12/31/13 12/31/14 12/31/15 12/31/16 12/31/17 (Dollars in Thousands) Non-Interest Expense Efficiency Ratio

$25,413 $28,344 $30,064 $35,184 $40,676 $1.32 $1.43 $1.51 $1.57 $1.77 $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 12/31/2013 12/31/2014 12/31/2015 12/31/2016 12/31/2017 (Dollars in Thousands, Except Per Share Amounts) Net Income & Earnings Per Share Earnings Per Share 23 *Earnings Per Share adjusted for 3-for-2 stock split completed in 2017 *

Why Invest in GABC? 24

$0.77 $0.73 $0.81 $1.07 $1.27 $1.32 $1.43 $1.51 $1.57 $1.77 GABC Earnings Per Share Growth * 25 As of 12/31 for years shown Why Invest in GABC? *Earnings Per Share adjusted for 3-for-2 stock split completed in 2017

$7.64 $8.62 $8.92 $10.40 $11.57 $11.94 $13.45 GABC Tangible Book Value Per Share Why Invest in GABC? As of 12/31 for years shown 26 *Tangible Book Value Per Share adjusted for 3-for-2 stock split completed in 2017 *

$12.13 $14.48 $18.95 $20.35 $22.21 $35.07 $35.33 GABC Stock Price Appreciation Why Invest in GABC? As of 12/31 for years shown 27 *Stock Price adjusted for 3-for-2 stock split completed in 2017 *

• Proven Executive Management Team • Track Record of Consistent Top Quartile Financial Performance • Experienced in Operating Plan Execution and M & A Transitions • Potential Growth within New Market Areas – Small MSA Focus • Existing Platform for Operating Efficiency • Infrastructure in Place for Perpetuating Ongoing EPS Growth • Consistent Strong Dividend Yield and Dividend Pay-out Capacity Why Invest in GABC? 28